Vanguard WindsorTM II Fund

Summary Prospectus

February 25, 2010

Investor Shares & Admiral™ Shares

Vanguard Windsor II Fund Investor Shares (VWNFX)
Vanguard Windsor II Fund Admiral Shares (VWNAX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
February 25, 2010, are incorporated into and made part of this Summary
Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also get this information at no cost by calling 800-662-7447 or by sending an e-mail request to
online@vanguard.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to provide long-term capital appreciation and income.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee (for fund account balances below $10,000)	$20/year	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Expenses	0.34%	0.24%
12b-1 Distribution Fee	None	None
Other Expenses	0.04%	0.03%
Total Annual Fund Operating Expenses	0.38%	0.27%

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$39	$122	$213	$480
Admiral Shares	$28	$87	$152	$343

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

Primary Investment Strategies

The Fund invests mainly in large- and mid-capitalization companies whose stocks are considered by an advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and that the advisor feels are trading at prices that are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields. The Fund uses multiple investment advisors.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund’s performance could be hurt by:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

• Investment style risk, which is the chance that returns from large- and mid-capitalization value stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

• Manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of relevant market indexes. The Russell 1000 Value Index measures the investment performance of domestic large-capitalization value stocks. The Standard & Poor's 500 Index is a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at www.vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns—Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 18.80% (quarter ended June 30, 2003), and the lowest return for a quarter was –21.62% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2009
	1 Year	5 Years	10 Years
Vanguard Windsor II Fund Investor Shares
Return Before Taxes	27.05%	0.79%	4.16%
Return After Taxes on Distributions	26.58	–0.15	3.23
Return After Taxes on Distributions and Sale of Fund Shares	18.11	0.70	3.39
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Russell 1000 Value Index	19.69%	–0.25%	2.47%
Standard & Poor’s 500 Index	26.46	0.42	–0.95
			Since
			Inception
			(May 14,
	1 Year	5 Years	2001)
Vanguard Windsor II Fund Admiral Shares
Return Before Taxes	27.17%	0.90%	2.64%
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Russell 1000 Value Index	19.69%	–0.25%	2.12%
Standard & Poor’s 500 Index	26.46	0.42	0.59

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and will differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisors

Armstrong Shaw Associates Inc.

Barrow, Hanley, Mewhinney & Strauss, LLC

Hotchkis and Wiley Capital Management, LLC

Lazard Asset Management LLC

Sanders Capital, LLC

The Vanguard Group, Inc.

Portfolio Managers

Jeffrey M. Shaw, Chairman, Chief Investment Officer, and Co-Founder of Armstrong Shaw. He has managed a portion of the Fund since 2006.

James P. Barrow, Founding Partner of Barrow, Hanley. He has managed a portion of the Fund since 1985.

George H. Davis, Jr., Chief Executive Officer and Portfolio Manager of Hotchkis and Wiley. He has co-managed a portion of the Fund since 2003.

Sheldon J. Lieberman, Principal and Portfolio Manager of Hotchkis and Wiley. He has co-managed a portion of the Fund since 2003.

Christopher Blake, Managing Director of Lazard. He has co-managed a portion of the Fund since 2007.

Andrew Lacey, Deputy Chairman of Lazard. He has co-managed a portion of the Fund since 2007.

John P. Mahedy, Director of Research and Co-Chief Investment Officer of Sanders. He has co-managed a portion of the Fund since 2010.

Lewis A. Sanders, Chief Executive Officer and Co-Chief Investment Officer of Sanders. He has co-managed a portion of the Fund since 2010.

James D. Troyer, CFA and Principal of Vanguard. He has managed a portion of the Fund since 2006.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website at www.vanguard.com, by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares	Admiral Shares
To open and maintain an account	$10,000	$100,000
To add to an existing account	$100 by check, exchange, wire,	$100 by check, exchange, wire,
	or electronic bank transfer	or electronic bank transfer
	(other than Automatic	(other than Automatic
	Investment Plan, which	Investment Plan, which
has no established minimum). has no established minimum).

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Financial Intermediary Compensation

The Fund and its investment advisors do not pay financial intermediaries for sales of Fund shares or related services.

Vanguard Windsor II Fund Investor Shares—Fund Number 73
Vanguard Windsor II Fund Admiral Shares—Fund Number 573

CFA® is a trademark owned by CFA Institute.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SP73 022010